CTS Corporation
Form 10-K
Fourth Quarter 2009

EXHIBIT (10)(w)

Second Amendment
to the
CTS Corporation Pension Plan
(Amended and Restated Effective May 1, 2006
and dated February 4, 2005)

Whereas, CTS Corporation (the “Company”) maintains the CTS Corporation  Pension Plan (the “Merged Plan”) for the benefit of its eligible employees;

Whereas, the Merged Plan consists of a main Plan document and several appendices which form a part of the Plan and which together constitute a “single plan” as such term is defined in Internal Revenue Code Section 1.414(1)–1(b)(1);

Whereas, Appendix C applies to employees and participants covered by the Resistor Network Division Plan; Appendix D applies to employees and participants covered by the Asheville Division, Electromechanical Group Plan; Appendix E applies to employee and participants covered by the Electromechanical Division Plan; and Appendix F applies to CTS Corporate Retirement Plan, all prior to the merger of said plans into the Merged Plans;

Whereas, the Merged Plan has been amended and restated, with the most recent restatement dated February 4, 2005;

Whereas, the Merged Plan was amended effective December 31, 2008 by the misnamed Second Amendment to the plan to affect certain additional plan mergers;

Whereas, under section 9.1 of the Merged Plan, the Company reserves the right to amend, modify, suspend, or terminate the Merged Plan (including the Appendices made a part thereof) at any time by resolution of the Board of Directors;

Whereas, the Company has deemed it desirable to amend the Merged Plan to comply with the final regulations under Code section 415, effective July 1, 2007.

Now, therefore, the Merged Plan is amended in the following particulars:

1.	By substituting the following for Section 7.5 of the Merged Plan:

“(a)
Notwithstanding any other provisions of this Plan to the contrary, in no event may the annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Employer) for any Participant for a limitation year (which shall be the Plan Year) exceed the maximum permissible annual benefit allowed under Code section 415, as it may be amended from time to time or as allowed by regulations issued thereunder, and which, as permitted under the Code is hereby incorporated by reference.

In determining the limitations under this section 7.5, the “RPA ’94 Section 415 Effective Date” under Revenue Ruling 98-1 (commonly referred to as the “GATT Effective Date”) shall be July 1, 1996. Furthermore, a Participant’s “RPA ’94 Old Law Benefit” under Revenue Ruling 98-1 shall not be protected as a minimum benefit.

(b)
The maximum dollar amount payable from the Plan shall be automatically adjusted on January 1 of each year to reflect increases in the cost-of-living, as determined by the Secretary of the Treasury. In addition, the dollar amount shall be increased as of July 1, 2003 in order to incorporate the Code section 415(b)(1)(A) increase permitted by EGTRRA. All of the increases described in this paragraph shall be applicable to active Participants only.

(c)	After the limitations have been determined under (a) above, any reduction in benefits in any defined benefit plan of the Employer will be made in this Plan first.

(d)
In the event that any Participant is a participant in a defined contribution plan or plans of the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction (as such terms are defined in Code section 415(e)) for any limitation year with respect to such Participant shall not exceed one. It is intended to reduce the benefits payable under any defined benefit plan to the extent possible, if necessary, to prevent the sum of the defined benefit plan fraction and the defined contribution plan fraction from exceeding 1.0 before reducing contributions to any defined contribution plan. Notwithstanding the foregoing, effective for limitation years beginning on or after July 1, 2001, the provisions of this subsection (d) shall not be applicable to active Participants.

(e)
“Compensation.” Compensation as used in this section means amounts actually paid during a limitation year which is the amount of income reported on Box 1 of the Form W-2 provided to the Employee by the Employer (or any other section of the Form W-2 which is analogous to Box 1, to the extent that such Form is hereafter revised), and shall also include amounts which are reduced pursuant to a salary reduction arrangement, under Code section 125, 132(f)(4), or 401(k).

For limitation years beginning on or after January 1, 2008, the following provisions shall apply in determining an Employee's Compensation:

(1)
“Regular Compensation” includes compensation for services during the Employee's regular working hours, and also includes overtime, shift differential, commissions, bonuses, and similar types of payments. Regular compensation that would have been paid to a Participant if such Participant's Vesting Service did not terminate, and which is paid to that Participant within the later of (i) 2-1/2 months following the termination of Vesting Service, or (ii) the last day of the limitation year that includes the date of termination, shall be included as "Compensation."

(2)	Severance pay and parachute payments under Code section 280G(b)(2) paid to a Participant after his Vesting Service terminates shall not be included as Compensation.

(3)	The Code section 401(a)(17) pay cap limitation shall apply in determining Compensation under this section 7.5.

(4)
Payment for unused accrued sick, vacation, or other leave that would have been included as Compensation if paid prior to the termination, which is paid within the later of (i) 2-1/2 months following the Termination of Employment, or (ii) the last day of the limitation year that includes the date of Termination of Employment, shall be included as “Compensation” if the Participant would have been able to use the leave if his service had not terminated.

(5)
Salary continuation payments made to Participants who leave employment to perform qualified military service (as defined in Code section 414(u)(1)), to the extent that those payments do not exceed the amounts the Participant would have otherwise received, if the Participant had otherwise continued to provide services for the Employer, shall be considered as Compensation.

(f)
In no event shall this section 7.5 decrease a Participant’s current accrued benefit calculated under the Plan as in effect on August 31, 1983, August 31, 1987, or June 30, 2007 provided such benefit complied with the maximum benefit limitation then in effect, and for the 2007 year, April 5, 2007.”

2.	By adding the following for a new section 2.1(ee)(v) of Appendix C, D, E, and F of the Merged Plan:

“(v)
effective for Plan Years beginning on or after July 1, 2005, Limitation Compensation shall be subject to the Code section 401(a)(17) compensation limit which may be adjusted from time to time to reflect increases in the cost-of-living, as determined by the Secretary of the Treasury.”

3.	By substituting the following for section 7.5 of Appendix C, D, E, and F of the Merged Plan:

“(a)
Notwithstanding any other provisions of this Plan to the contrary, in no event may the annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Employer) for any Participant for a limitation year (which shall be the Plan Year) exceed the maximum permissible annual benefit allowed under Code section 415, as it may be amended from time to time or as allowed by regulations issued thereunder, and which, as permitted under the Code is hereby incorporated by reference.

In determining the limitations under this section 7.5, the “RPA ’94 Section 415 Effective Date” under Revenue Ruling 98-1 (commonly referred to as the “GATT Effective Date”) shall be July 1, 1996. Furthermore, a Participant’s “RPA ’94 Old Law Benefit” under Revenue Ruling 98-1 shall not be protected as a minimum benefit.

The maximum dollar amount payable from the Plan shall be automatically adjusted on January 1 of each year to reflect increases in the cost-of-living, as determined by the Secretary of the Treasury. In addition, the dollar amount shall be increased as of July 1, 2003 in order to incorporate the Code section 415(b)(1)(A) increase permitted by EGTRRA. All of the increases described in this paragraph shall be applicable to active Participants only.

(b)	After the limitations have been determined under (a) above, any reduction in benefits in any defined benefit plan of the Employer will be made in this Plan first.

(c)
In no event shall this section 7.5 decrease a Participant’s current accrued benefit calculated under the Plan as in effect on August 31, 1983, August 31, 1987, or June 30, 2007 provided such benefit complied with the maximum benefit limitation then in effect, and for the 2007 year, April 5, 2007.”

* * * * * * * * * *

In Witness Whereof, CTS Corporation has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of September, 2009.

CTS Corporation

Attest:
By: ___________________________________	By: ___________________________________
Its:___________________________________	Its:___________________________________

(Corporate Seal)

+++++++++++++++++++++++++++++++

Third Amendment
to the
CTS Corporation Pension Plan
(Amended and Restated Effective May 1, 2006
and dated February 4, 2005)

Whereas, CTS Corporation (the “Company”) maintains the CTS Corporation  Pension Plan (the “Merged Plan”) for the benefit of its eligible employees;

Whereas, the Merged Plan consists of a main Plan document and several appendices which form a part of the Plan and which together constitute a “single plan” as such term is defined in Internal Revenue Code Section 1.414(1)–1(b)(1);

Whereas, Appendix C applies to employees and participants covered by the Resistor Network Division Plan; Appendix D applies to employees and participants covered by the Asheville Division, Electromechanical Group Plan; Appendix E applies to employee and participants covered by the Electromechanical Division Plan; and Appendix F applies to CTS Corporate Retirement Plan, all prior to the merger of said plans into the Merged Plan;

Whereas, the Merged Plan has been amended and restated, with the most recent restatement dated February 4, 2005;

Whereas, under section 9.1 of the Merged Plan, the Company reserves the right to amend, modify, suspend, or terminate the Merged Plan (including the Appendices made a part thereof) at any time by resolution of the Board of Directors;

Whereas, the Company has deemed it desirable to amend the Merged Plan to reflect changes in laws and regulations issued since the last restatement of the Plan; and

Whereas, this Third Amendment is generally effective as of July 1, 2008, certain provisions are retroactively effective, as specifically noted herein. In cases when provisions are identified as retroactively effective, the Plan has been administered in a manner consistent with such changes at all times on and after such effective dates.

Now, therefore, the Merged Plan is amended in the following particulars:

1.	By adding the following as a new final sentence to section 2.1(kk) of the Merged Plan:

“Further, the term married or marriage means only a legal union (including a common law marriage) between one man and one woman as husband and wife and the term “spouse” refers only to an individual of the opposite sex who is a husband or wife.”

2.	By adding the following as a new section 5.6 of the Merged Plan:

“5.6. Employees in the Military.
An Employee who dies on or after January 1, 2007 while on qualified military leave as such is defined under the Unformed Services Employment and Reemployment Rights Act of 1994, will be entitled to a benefit determined and payable as if he resumed employment with the Employer and died immediately thereafter.”

3.	By substituting the following for subsection 6.6(F) of the Merged Plan:

“(F)
Notwithstanding anything herein to the contrary and except with respect to Cash-out Distributions, effective for benefit commencement dates on or after July 1, 2008, up to and including the date this amendment is executed the value of a Participant’s reduced monthly benefit shall be the greater of such benefit determined (1) based on subsection (b) below or (2) based on the RP2000CH, 50 percent male/50 percent female, using an interest rate of 6 percent per annum. For benefit commencement dates after the date this amendment is executed, any benefit other than a Cash-out Distribution shall be determined based on the RP2000CH, 50 percent male, 50 percent female, using an interest rate of 6 percent per annum.”

4.	By adding the following as a new section 6.6(I) of the Merged Plan:

“I.
Optional Joint and Survivor Annuity. Effective on and after July 1, 2008, an Employee eligible for a distribution in the form of a Qualified Joint and Survivor Annuity may elect, within the Election Period pursuant to a Qualified Election, to receive an Optional Joint and Survivor Annuity. An Optional Joint and Survivor Annuity means a benefit commencing at a time provided in Section 7 with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his benefit payments, with monthly payments for the life of the Spouse of the Participant after the Participant’s death which are 75 percent of the amount of the payments which are payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant’s vested accrued benefit.”

5.	By substituting the following for subsection 6.12(a) of the Merged Plan:

“(a)
Notwithstanding anything herein to the contrary and except with respect to Cash-out Distributions, effective for benefit commencement dates on or after July 1, 2008, up to and including the date this amendment is executed the value of a Participant’s vested accrued benefit shall be the greater of such benefit determined (1) based on the 1971 Group Annuity table, using an interest rate of 6.5 percent per annum or (2) based on the RP2000CH, 50 percent male/50 percent female, using an interest rate of 6 percent per annum. For benefit commencement dates after the date this amendment is executed, any benefit other than a Cash-out Distribution shall be determined based on the RP2000CH, 50 percent male, 50 percent female, using an interest rate of 6 percent per annum.”

6.	By substituting the following for section 6.12(b) of the Merged Plan:

“(b)
For purposes of determining lump sum distributions under Article 6 (or other forms of payment subject to Code section 417(e)(3)), the Actuarial Equivalent shall be based on the IRS Mortality Table and the IRS Interest Rate.

(1)	Post-2007 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date after June 30, 2008, the IRS Mortality Table and IRS Interest Rate shall be determined as follows:

(A)
IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will be the table published in Revenue Ruling 2007-67. For the 2009-2013 Plan Years, such mortality table will be the appropriate table published in IRS Notice 2008-85.

(B)
IRS Interest Rate. The term “IRS Interest Rate” means the interest rate determined by using a weighted average of the 30 year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve “spot” rates (without regard to a 24 month average). The weighted average is determined as follows:

(i)	2008: 80% 30-yr Treasury; 20% segment rates;

(ii)	2009: 60% 30-yr Treasury; 40% segment rates;

(iii)	2010: 40% 30-yr Treasury; 60% segment rates;

(iv)	2011: 20% 30-yr Treasury; 80% segment rates;

(v)	2012: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for May of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table.

(2)	Pre-2008 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date prior to July 1, 2008, the IRS Mortality Table and IRS Interest Rate shall be determined as follows:

(A)
IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the Internal Revenue Service pursuant to Code section 417(e)(3) that is based on the prevailing commissioners’ standard table used to determine reserves for group annuity contracts issued on the Annuity Starting Date (or other specified date).

For distributions with an Annuity Starting Date occurring after June 30, 2003, and before July 1, 2008, the applicable table is described in Revenue Ruling 2001-62 (a fixed blend of 50 percent of the unloaded male mortality rates and 50 percent of the unloaded female mortality rates in the 1994 Group Annuity Reserving Table, projected to 2002). For distributions with an Annuity Starting Date occurring after June 30, 1996 and before June 30, 2003, the applicable table is described in Revenue Ruling 95-6 (a fixed blend of 50 percent of the male mortality rates and 50 percent of the female mortality rates in the 1983 Group Mortality Table).

(B)
IRS Interest Rate. The term “IRS Interest Rate” means, for the Plan Year in which the Annuity Starting Date falls, the annual interest rate, as published by the United States Government, equal to the average yield on 30 year Treasury Constant Maturities (unrounded), for the second calendar month preceding the first day of the Plan Year during which the Annuity Starting Date occurs, or such other rate that may be prescribed by the Internal Revenue Service in lieu of such average yield.”

7.	By substituting the following for section 6.15 of the Merged Plan:

“6.15. Direct Rollover to Another Plan.
An Employee or beneficiary who is receiving a distribution under the Plan that constitutes an Eligible Rollover Distribution may elect to have such payment rolled over directly to the trustee or custodian of an Eligible Retirement Plan pursuant to this Section 6.15. Before making a Direct Rollover, the Administrator may require a written statement from the designated transferee plan that it is an Eligible Retirement Plan, as described in Code section 401(a)(31)(D) and regulations thereunder, that will accept Direct Rollovers. At least 30 days (but no more than 90 days) before an Employee is to receive an Eligible Rollover Distribution, the Administrator shall notify the Employee or beneficiary of the tax consequences of making or not making a Direct Rollover. If the Employee or beneficiary has received the notice described above and makes an election to make, or not to make a Direct Rollover within 30 days of the date he receives such notice, the Administrator may implement such election within 30 days after the Employee or beneficiary has received the notice, provided the Administrator notifies the Employee or beneficiary of his right to an election period of at least 30 days following his receipt of the notice. “Direct Rollover” means a payment by the Plan to the Eligible Retirement Plan specified by the Employee or beneficiary. “Eligible Rollover Distribution” means a distribution to an Employee or beneficiary under the Plan other than (a) any distribution that is one of a series of substantially equal payments (not less frequently than annually) made for the life (or life expectancy) of the Employee or beneficiary, or for a specified period of ten years or more; (b) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; or (c) the portion of the distribution not includable in gross income. An “Eligible Retirement Plan” means an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan as described in Code section 401(a) or 403(a), an annuity contract described in 403(b) and an eligible plan under Code section 457(b), maintained by a state or political subdivision of a state, any of which agrees to separately account for amounts transferred into such plan from this Plan.”

8.	By adding the following as a new section 6.16 of the Merged Plan:

6.16 Roth Rollovers
Distributions made after December 31, 2007 may be rolled over directly to a Roth IRA. For tax years beginning prior to January 1, 2010, certain income and filing status restrictions may limit a Member’s ability to make a rollover directly to a Roth IRA.

9.	By adding the following as a new section 7.7 and renumbering the remaining sections in Article 7 of the Merged Plan:

“7.7 Temporary Restrictions on Benefits Payable Due to Funded Status
Notwithstanding any other provision of the Plan, and effective on or after July 1, 2008, the amount of benefit that may be earned under the Plan and the form of benefits payable under the Plan may be restricted from time to time pursuant to Code section 436 and ERISA section 206, for the period required under such sections, due to the funded status of the Plan. Restrictions also may apply in the event the Employer files for bankruptcy protection and the Plan’s funded status is at a certain level.”

10.	By replacing “Applicable Interest Rate” in section 2.1(f) of Appendix C, D, E, and F of the Merged Plan with “IRS Interest Rate.”

11.	By substituting the following for section 2.1(g) of Appendix C, D, E, and F of the Merged Plan:

“(1)	Post-2007 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date after June 30, 2008, the IRS Interest Rate shall be determined as follows:

The term “IRS Interest Rate” means the interest rate determined by using a weighted average of the 30 year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve “spot” rates (without regard to a 24 month average). The weighted average is determined as follows:

(i)	2008: 80% 30-yr Treasury; 20% segment rates;

(ii)	2009: 60% 30-yr Treasury; 40% segment rates;

(iii)	2010: 40% 30-yr Treasury; 60% segment rates;

(iv)	2011: 20% 30-yr Treasury; 80% segment rates;

(v)	2012: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for May of the preceding Plan Year.

The IRS Interest Rate described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate.

(3)	Pre-2008 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date prior to June 30, 2008, the IRS Interest Rate shall be determined as follows:

The term “IRS Interest Rate” means, for the Plan Year in which the Annuity Starting Date falls, the annual interest rate, as published by the United States Government, equal to the average yield on 30 year Treasury Constant Maturities (unrounded), for the second calendar month preceding the first day of the Plan Year during which the Annuity Starting Date occurs, or such other rate that may be prescribed by the Internal Revenue Service in lieu of such average yield.”

12.	By substituting the following for section 2.1(h) of Appendix C, D, E, and F of the Merged Plan:

“(1)	Post-2007 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date after June 30, 2008, the IRS Mortality Table shall be determined as follows:

The term “IRS Mortality Table” means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will be the table published in Revenue Ruling 2007-67. For the 2009–2013 Plan Years, such mortality table will be the appropriate table published in the IRS Notice 2008–85.

The IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3) and any written guidance issued by the IRS or Treasury regarding such interest rate.

(2)	Pre-2008 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date prior to July 1, 2008, the IRS Mortality Table shall be determined as follows:

IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the Internal Revenue Service pursuant to Code section 417(e)(3) that is based on the prevailing commissioners’ standard table used to determine reserves for group annuity contracts issued on the Annuity Starting Date (or other specified date).

For distributions with an Annuity Starting Date occurring after June 30, 2003, and before July 1, 2008, the applicable table is described in Revenue Ruling 2001-62 (a fixed blend of 50 percent of the unloaded male mortality rates and 50 percent of the unloaded female mortality rates in the 1994 Group Annuity Reserving Table, projected to 2002). For distributions with an Annuity Starting Date occurring after June 30, 1996, and before June 30, 2003, the applicable table is described in Revenue Ruling 95-6 (a fixed blend of 50 percent of the male mortality rates and 50 percent of the female mortality rates in the 1983 Group Mortality Table).”

13.	By substituting the following for section 2.1(q) of Appendix C, D, E, and F of the Merged Plan:

“(q)
“Direct Rollover” means the transfer of a Participant’s or Beneficiary’s Cash-out distribution as defined in section 2.1(j) from the Plan to an Eligible Retirement Plan specified by the Participant or Beneficiary.”

14.	By substituting the following for section 2.1(x) of Appendix C, D, E, and F of the Merged Plan:

“(x)
“Eligible Rollover Distribution” means a distribution to a Participant or Beneficiary under the Plan other than (a) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant or Beneficiary, or for a specified period of ten years or more and (b) any distribution to the extent such distribution is required under section 401(a)(9).”

15.	By adding the following as a new section 2.1(ll) of Appendix D, E, and F of the Merged Plan and re-lettering the subsequent subsections of section 2.1 of said Appendices:

“(ll)
Optional Joint and Survivor Annuity. Effective on and after July 1, 2008, an Employee eligible for a distribution in the form of a Qualified Joint and Survivor Annuity may elect, within the Election Period pursuant to a Qualified Election, to receive an Optional Joint and Survivor Annuity. An Optional Joint and Survivor Annuity means a benefit commencing at a time provided in section 7 with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his benefit payments, with monthly payments for the life of the Spouse of the Participant after the Participant’s death which are 75 percent of the amount of the payments which are payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant’s vested accrued benefit.”

16.	By adding the following as a new section 2.1(mm) of Appendix C of the Merged Plan and re-lettering the subsequent subsections of section 2.1 of Appendix C:

“(mm)
Optional Joint and Survivor Annuity. Effective on and after July 1, 2008, an Employee eligible for a distribution in the form of a Qualified Joint and Survivor Annuity may elect, within the Election Period pursuant to a Qualified Election, to receive an Optional Joint and Survivor Annuity. An Optional Joint and Survivor Annuity means a benefit commencing at a time provided in section 7 with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his benefit payments, with monthly payments for the life of the Spouse of the Participant after the Participant’s death which are 75 percent of the amount of the payments which are payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant’s vested accrued benefit.”

17.	By adding the following as a new final sentence to section 2.1(qq) of Appendix C, D, E, and F of the Merged Plan:

“Further, the term married or marriage means only a legal union (including a common law marriage) between one man and one woman as husband and wife and the term “spouse” refers only to an individual of the opposite sex who is a husband or wife.”

18.	By substituting the following for subsection 6.5(D) of Appendix C, D, E, and F of the Merged Plan:

“(D)
Notwithstanding anything herein to the contrary and except with respect to Cash-out Distributions, effective for benefit commencement dates on or after July 1, 2008, up to and including the date this amendment is executed the value of a Participant’s reduced monthly benefit shall be the greater of such benefit determined (1) based on subsection (b) below or (2) based on the RP2000CH, 50 percent male/50 percent female, using an interest rate of 6 percent annum. For benefit commencement dates after the date this amendment is executed, any benefit other than a Cash-out Distribution shall be determined based on the RP2000CH, 50 percent male, 50 percent female, using an interest rate of 6 percent per annum.”

19.	By substituting the following for subsection 6.10(a) of Appendix C, D, E, and F of the Merged Plan:

“(a)
“Notwithstanding anything herein to the contrary and except with respect to Cash-out Distributions, effective for benefit commencement dates on or after July 1, 2008, up to and including the date this amendment is executed the value of a Participant’s vested accrued benefit shall be the greater of such benefit determined (1) based on the 1971 Group Annuity table, using an interest rate of 6.5 percent per annum or (2) based on the RP2000CH, 50 percent male/50 percent female, using an interest rate of 6 percent per annum. For benefit commencement dates after the date this amendment is executed, any benefit other than a Cash-out Distribution shall be determined based on the RP2000CH, 50 percent male, 50 percent female, using an interest rate of 6 percent per annum.”

20.	By adding the following as a new final sentence to Section 4.6 of Appendix C, D, E, and F of the Merged Plan:

“An Employee who dies on or after January 1, 2007 while on qualified military leave as such is defined under Code section 414(u), will be entitled to a benefit determined and payable as if he resumed employment with the Employer and died or became disabled immediately thereafter.”

21.	By adding the following as a new 6.5(G) of Appendix C of the Merged Plan:

“G.
Notwithstanding anything herein to the contrary, if an Employee has a Spouse on his or her Annuity Starting Date, and the provisions of section 6.7 regarding Cash-out Distributions are inapplicable, the Employee may elect, within the Qualified Election Period pursuant to a Qualified Election, to receive an Optional Joint and Survivor Annuity in lieu of a Qualified Joint and Survivor Annuity or Life Annuity.”

22.	By adding the following as a new 6.5(H) of Appendix D, E, and F of the Merged Plan:

“6.5(H)
Notwithstanding anything here in to the contrary, if an Employee has a Spouse on his or her Annuity Starting Date, and the provisions of section 6.7 regarding Cash-out Distributions are inapplicable, the Employee may elect, within the Qualified Election Period pursuant to a Qualified Election, to Receive an Optional Joint and Survivor Annuity in lieu of a Qualified Joint and Survivor Annuity of Life Annuity.”

23.	By deleting subsection 6.10(a) of Appendix C, D, E, and F of the Merged Plan.

24.	By adding the following as a new last sentence of section 7.3(A) of Appendix C, D, E, and F of the Merged Plan:

“Distributions made after December 31, 2007 may be rolled over directly to a Roth IRA. For tax years beginning prior to January 1, 2010, certain income and filing status restrictions may limit a Member’s ability to make a rollover directly to a Roth IRA.”

25.	By adding the following after the phrase “Qualified Joint and Survivor Annuity” in the first sentence of subsection 7.3(c)(1) of Appendix C, D, E, and F of the Merged Plan:

“or an Optional Joint and Survivor Annuity,”

26.	By adding the following as a new section 7.7 and renumbering the remaining sections in Article 7 of Appendix C, D, E, and F of the Merged Plan:

“7.7 Temporary Restrictions on Benefits Payable Due to Funded Status
Notwithstanding any other provision of the Plan, and effective on or after July 1, 2008, the amount of benefit that may be earned under the Plan and the form of benefits payable under the Plan may be restricted from time to time pursuant to Code section 436 and ERISA section 206, for the period required under such sections, due to the funded status of the Plan. Restrictions also may apply in the event the Employer files for bankruptcy protection and the Plan’s funded status is at a certain level.”

27.	By adding the following to section 6.1A of Appendix E of the Merged Plan:

“(aa)	$55.00, multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb)	$57.00, multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc)	$58.00, multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd)	$59.00, multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee)	$60.00, multiplied by the number of years of Credited Service earned after July 1, 2012.”

28.	By adding the following to section 6.3A of Appendix E of the Merged Plan:

“(aa)
$110.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, provided, however, that such benefit shall be reduced to $55.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;.

“(bb)
$114.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, provided, however, that such benefit shall be reduced to $57.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(cc)
$116.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, provided, however, that such benefit shall be reduced to $58.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(dd)
$118.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, provided, however, that such benefit shall be reduced to $59.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability; and

(ee)
$120.00 multiplied by the number of his years of Credited Service earned after July 1, 2012, provided, however, that such benefit shall be reduced to $60.00 multiplied by the number of his years of Credited Service earned after July 1, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability.”

29.	By adding the following to section 6.4A of Appendix E of the Merged Plan:

“(aa)	$55.00 multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb)	$57.00 multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc)	$58.00 multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd)	$59.00 multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee)	$60.00 multiplied by the number of years of Credited Service earned after July 1, 2012.”

30.	By adding the following to section 6.1A of Appendix F of the Merged Plan:

“(aa)	$55.00 multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb)	$57.00, multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc)	$58.00, multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd)	$59.00, multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee)	$60.00, multiplied by the number of years of Credited Service earned after July 1, 2012.”

31.	By adding the following to section 6.3A of Appendix F of the Merged Plan:

“(aa)
$110.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, provided, however, that such benefit shall be reduced to $58.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(bb)
$114.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, provided, however, that such benefit shall be reduced to $57.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(cc)
$116.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, provided, however, that such benefit shall be reduced to $58.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(dd)
$118.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, provided, however, that such benefit shall be reduced to $59.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability; and

(ee)
$120.00 multiplied by the number of his years of Credited Service earned after July 1, 2012, provided, however, that such benefit shall be reduced to $60.00 multiplied by the number of his years of Credited Service earned after July 1, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability.”

32.	By adding the following to section 6.4A of Appendix F of the Merged Plan:

“(aa)	$55.00 multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb)	$57.00 multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc)	$58.00 multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd)	$59.00 multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee)	$60.00 multiplied by the number of years of Credited Service earned after July 1, 2012.”

* * * * * * * * * *

In Witness Whereof, CTS Corporation has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of ______________, 2009.

CTS Corporation

Attest:	By:__________________________
By :______________________________	Its:__________________________
Its: ______________________________

(Corporate Seal)

++++++++++++++++++++++++++++++++++++++

Fourth Amendment
to the
CTS Corporation Pension Plan
(Amended and Restated Effective May 1, 2006
and dated February 4, 2005)

Whereas, CTS Corporation (the “Company”) maintains the CTS Corporation  Pension Plan (the “Merged Plan”) for the benefit of its eligible employees;

Whereas, the Merged Plan consists of a main Plan document and several appendices which form a part of the Plan and which together constitute a “single plan” as such term is defined in Internal Revenue Code Section 1.414(1)–1(b)(1);

Whereas, Appendix C applies to employees and participants covered by the Resistor Network Division Plan; Appendix D applies to employees and participants covered by the Asheville Division, Electromechanical Group Plan; Appendix E applies to employees and participants covered by the Electromechanical Division Plan; and Appendix F applies to employees and participants covered by the CTS Corporate Retirement Plan;

Whereas, the Company, through its Affiliate, the Dynamics Corporation of America, maintains the Retirement Plan for Employees of Dynamics Corporation of America (the “DCA Plan”) as amended and restated effective January 1, 2002 and further amended from time to time;

Whereas, the Merged Plan has been amended and restated, with the most recent restatement dated February 4, 2005;

Whereas, effective December 31, 2009, the Company will merge the DCA Plan into the Merged Plan;

Whereas, the assets and liabilities of the DCA Plan will be transferred to the Merged Plan not later than December 31, 2009;

Whereas, under section 9.1 of the Merged Plan, the Company reserves the right to amend, modify, suspend, or terminate the Merged Plan (including the Appendices made a part thereof) at any time by resolution of the Board of Directors; and

Whereas, the Company desires to amend the Merged Plan to reflect the merger.

Now, therefore, the Merged Plan is amended as follows, effective December 31, 2009:

1.
Effective as of December 31, 2009, Appendix G to the Merged Plan shall be established and shall consist of the pre-merger DCA Plan document (as amended and restated effective January 1, 2002, dated February 4, 2002, as amended), and the addendum and amendments thereto, and shall represent a complete set of provisions applicable to employees and participants to which Appendix G applies.

2.	Section 1.1 of the Merged Plan is amended in its entirety as follows:

“1.1 Establishment of the Plan
(a)
On August 13, 1975, CTS Corporation established a pension plan, and as may be amended from time to time, was known as the “CTS Corporation Salaried Employees’ Pension Plan” (hereinafter referred to as the “Plan”).

(b)
The Company, through its Resistor Network Division, also maintains the CTS Corporation Retirement Plan as adopted by the Resistor Network Division (the “Register Network Division Plan”). The Company, through its Ashesville Division, Electromechanical Group, further maintains the CTS Corporation Retirement Plan, as adopted by the Asheville Division, Electromechanical Group (the “Asheville Division Plan”). The Resistor Network Division Plan and the Asheville Division Plan were merged into the Plan as of December 31, 2002. The assets and liabilities of the Resistor Network Division Plan and the Asheville Division Plan were merged into this Plan at such time. The post-merger surviving plan was renamed the CTS Corporation Pension Plan (the “Plan”, effective December 31, 2002), and applies to certain salaried and hourly employees who satisfy the requirements for participation. The Company, through its Electromechanical Division, also maintains the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (the “Electromechanical Division Plan”) and the CTS Corporation Retirement Plan (the “Corporate Plan”). The Electromechanical Division Plan and the Corporate Plan were merged into this Plan as of December 31, 2008. The assets and liabilities of the Electromechanical Division Plan and the Corporate Plan were merged into this Plan at such time. The post-merger Plan applies to certain salaried and hourly employees who satisfy the requirements for participation.

(c)
Effective as of December 31, 2009, the Merged Plan document contains new Appendix G, which is the prior DCA Plan document and represents a complete set of provisions applicable to employees and participants to which Appendix G applies. The assets and liabilities of the DCA Plan were merged into this Plan at such time.

Notwithstanding the foregoing, the Merged Plan contained in this document and Appendix C through G is intended to be a “single plan” as such term is defined in IRS regulation section 1.414(l)-1(b)(1). All of the assets of the Merged Plan shall be available to provide benefits under the Merged Plan. At the discretion of the Administrator, separate accounting may be maintained for various divisions of the Company participating in the Merged Plan for purposes of cost allocation, but separate accounting shall not be maintained for purposes of providing benefits under the Merged Plan.”

3.	Section 1.4 is amended in its entirety as follows:

“1.4 Appendices to the Plan Representing Plans Merged into the Merged Plan
(a)
Effective December 31, 2002, the Plan contains Appendix C which consists of the prior plan document for the Resistor Network Division Plan (as amended and restated effective December 8, 1994 and most recently dated June 12, 2002). Appendix C represents a complete set of provisions for Employees and Participants to which the Appendix applies.

(b)
Effective December 31, 2002, the Plan contains Appendix D which consists of the prior plan document for the Asheville Division Plan (as amended and restated effective December 8, 1994 and most recently dated June 12, 2002). Appendix D represents a complete set of provisions for Employees and Participants to which the Appendix applies.

(c)
Effective December 31, 2008, the Plan contains Appendix E which consists of the prior plan document for the Electromechanical Division Plan (as amended and restated effective March 1, 2005 and most recently dated February 5, 2005). Appendix E represents a complete set of provisions for Employees and Participants to which the Appendix applies.

(d)
Effective December 31, 2008, the Plan contains Appendix F which consists of the prior plan document for the Corporate Plan (as amended and restated effective March 1, 2005 and most recently dated February 5, 2005). Appendix F represents a complete set of provisions for Employees and Participants to which the Appendix applies.

(e)
Effective December 31, 2009, the Plan contains Appendix G which consists of the prior plan document for the DCA Plan (as amended and restated effective January 1, 2002, dated February 2, 2002, as amended). Appendix G represents a complete set of provisions for Employees and Participants to which the Appendix applies.”

4.	Section 2.22 of Appendix G is amended in its entirety as follows:

“2.22 Plan Year
Prior to the merger with the CTS Corporation Pension Plan, the Plan Year was the 12 consecutive month period coinciding with the calendar year.”

5.	By adding the following as a new section 4.06(h)(1) of Appendix G:

“(1)	For purposes of Annuity Starting Dates before January 1, 2008,

(A)	“Applicable Mortality Table” means the table as described in IRS Revenue Ruling 2001-62.

(B)
“Applicable Interest Rate” means a rate of interest equal to the annual rate of interest on 30-year Treasury securities for the month immediately preceding the Plan Year in which the Annuity Commencement Date occurs.

(2)
“Effective for annuity starting dates on or after January 1, 2008, and before January 1, 2010, lump sum distributions (or any other form of benefit determined to be a “decreasing annuity” based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and the IRS Interest Rate as follows:

(A)
IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will be the table published in Revenue Ruling 2007-67. For the 2009 Plan Year, such mortality table will be the appropriate table published in IRS Notice 2008-85.

(B)
IRS Interest Rate. The term “IRS Interest Rate” means the interest rate determined by using a weighted average of the 30 year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve “spot” rates (without regard to a 24 month average). The weighted average is determined as follows:

(i)	2008: 80% 30-yr Treasury; 20% segment rates;

(ii)	2009: 60% 30-yr Treasury; 40% segment rates;

(iii)	2010: 40% 30-yr Treasury; 60% segment rates;

(iv)	2011: 20% 30-yr Treasury; 80% segment rates;

(v)	2012 and later years: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for December of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table.”

(3)
“Effective for annuity starting dates on or after January 1, 2010, lump sum distributions (or any other form of benefit determined to be a “decreasing annuity” based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and the IRS Interest Rate as follows:

(A)
IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2009-2013 Plan Years, such mortality table will be the appropriate table published in IRS Notice 2008-85.

(B)
IRS Interest Rate. The term “IRS Interest Rate” means the interest rate determined by using a weighted average of the 30 year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve “spot” rates (without regard to a 24 month average). The weighted average is determined as follows:

(i)	2010: 40% 30-yr Treasury; 60% segment rates;

(ii)	2011: 20% 30-yr Treasury; 80% segment rates;

(iii)	2012 and later years: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for May of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table.”

(4)
“For purposes of this section 4.06, effective for annuity starting dates during the 2010 calendar year, lump sum distributions (or any other form of benefit determined to be a “decreasing annuity” based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and IRS Interest Rate as set out in 4.06(h)(2) or 4.06(h)(3) above, whichever results in the larger distribution.”

* * * * * * * * * *

In Witness Whereof, CTS Corporation has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of ______________, 2009.

CTS Corporation

Attest:	By: _________________________________
By: _________________________________	Its: _________________________________
Its: _________________________________
(Corporate Seal)

+++++++++++++++++++++++++++++++++++++++

Second Amendment
to the
Retirement Plan for Employees of Dynamics Corporation of America
(Amended and Restated Effective May 1, 2006 and Dated February 4, 2005)

Whereas, Dynamics Corporation of America (the “Company”) maintains the Retirement Plan for Employees of Dynamics Corporation of America (the “Plan”) for the benefit of its eligible employees;

Whereas, the Plan has been amended and restated, with the most recent restatement dated February 4, 2005;

Whereas, under section 10.01 of the Plan, the Company reserves the right to amend, modify, suspend, or terminate the Plan at any time by resolution of the Board of Directors;

Whereas, the Company has deemed it desirable to amend the Plan to comply with final regulations under Code section 415, effective as of January 1, 2008.

Now, therefore, the Plan is amended by replacing section 4.06 of the Plan with the following:

“(a)
Notwithstanding any other provisions of this Plan to the contrary, in no event may the annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Employer) for any Participant for a limitation year (which shall be the Plan Year) exceed the maximum permissible annual benefit allowed under Code section 415, as it may be amended from time to time or as allowed by regulations issued thereunder, and which, as permitted under the Code is hereby incorporated by reference.

In determining the limitations under this section 4.06, the “RPA ’94 Section 415 Effective Date” under Revenue Ruling 98-1 (commonly referred to as the “GATT Effective Date”) shall be July 1, 1996. Furthermore, a Participant’s “RPA ’94 Old Law Benefit” under Revenue Ruling 98-1 shall not be protected as a minimum benefit.

The maximum dollar amount payable from the Plan shall be automatically adjusted on January 1 of each year to reflect increases in the cost-of-living, as determined by the Secretary of the Treasury. In addition, the dollar amount shall be increased as of July 1, 2003 in order to incorporate the Code section 415(b)(1)(A) increase permitted by EGTRRA. All of the increases described in this paragraph shall be applicable to active Participants only.

(b)	After the limitations have been determined under (a) above, any reduction in benefits in any defined benefit plan of the Employer will be made in this Plan first.

(c)
In the event that any Participant is a participant in a defined contribution plan or plans of the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction (as such terms are defined in Code section 415(e)) for any limitation year with respect to such Participant shall not exceed one. It is intended to reduce the benefits payable under any defined benefit plan to the extent possible, if necessary, to prevent the sum of the defined benefit plan fraction and the defined contribution plan fraction from exceeding 1.0 before reducing contributions to any defined contribution plan. Notwithstanding the foregoing, effective for limitation years beginning on or after January 1, 2000, the provisions of this subsection (c) shall not be applicable to active Participants.

(d)
Compensation as used in this section means amounts actually paid during a limitation year which is the amount of income reported on Box 1 of the Form W-2 provided to the Employee by the Employer (or any other section of the Form W-2 which is analogous to Box 1, to the extent that such Form is hereafter revised), and shall also include amounts which are reduced pursuant to a salary reduction arrangement, under Code section 125, 132(f)(4), or 401(k).

For limitation years beginning on or after January 1, 2008, the following provisions shall apply in determining an Employee's Compensation:

(1)
“Regular Compensation” includes compensation for services during the Employee's regular working hours, and also includes overtime, shift differential, commissions, bonuses, and similar types of payments. Regular compensation that would have been paid to a Participant if such Participant's Vesting Service did not terminate, and which is paid to that Participant within the later of (i) 2-1/2 months following the termination of Vesting Service, or (ii) the last day of the limitation year that includes the date of termination, shall be included as "Compensation."

(2)	Severance pay and parachute payments under Code section 280G(b)(2) paid to a Participant after his Vesting Service terminates shall not be included as Compensation.

(3)	The Code section 401(a)(17) pay cap limitation shall apply in determining Compensation under this section 7.5.

(4)
Payment for unused accrued sick, vacation, or other leave that would have been included as Compensation if paid prior to the termination, which is paid within the later of (i) 2-1/2 months following the Termination of Employment, or (ii) the last day of the limitation year that includes the date of Termination of Employment, shall be included as “Compensation” if the Participant would have been able to use the leave if his service had not terminated.

(5)
Salary continuation payments made to Participants who leave employment to perform qualified military service (as defined in Code section 414(u)(1)), to the extent that those payments do not exceed the amounts the Participant would have otherwise received, if the Participant had otherwise continued to provide services for the Employer, shall be considered as Compensation.

(e)
Notwithstanding any provision of this section 4.06 to the contrary, effective July 1, 2006, where a benefit is payable in any form that is subject to Code Section 417(e)(3), in determining the equivalent straight life annuity, the interest rate used shall be the greatest of (i) 5.5%; (ii) the rate the provides a benefit of not more than 105% of the benefit that would we provided if the Applicable Interest Rate were the interest rate assumption; or (iii) the rate specified in any other applicable provision of the Plan, in accordance with Code Section 415(b)(2)(E)(ii).

(f)
In no event shall this section 4.06 decrease a Participant’s current accrued benefit calculated under the Plan as in effect on December 31, 1983, December 31, 1987, or December 31, 2007, provided such benefit complied with the maximum benefit limitation then in effect, and for the 2007 year, April 5, 2007.”

* * * * * * * * * *

In Witness Whereof, Dynamics Corporation of America has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of September, 2009.

Dynamics Corporation of America

Attest:	By:___________________________
Its: ______________________________	Its:___________________________
By: ______________________________

++++++++++++++++++++++++++++++++++++++++

Third Amendment
to the
Retirement Plan for Employees of Dynamics Corporation of America
(Amended and Restated Effective May 1, 2006 and Dated February 4, 2005)

Whereas, Dynamics Corporation of America (the “Company”) maintains the Retirement Plan for Employees of Dynamics Corporation of America (the “Plan”) for the benefit of its eligible employees;

Whereas, the Plan has been amended and restated, with the most recent restatement dated February 4, 2005;

Whereas, under section 10.01 of the Plan, the Company reserves the right to amend, modify, suspend, or terminate the Plan at any time by resolution of the Board of Directors;

Whereas, the Company has deemed it desirable to amend the Plan to reflect changes in laws and regulations issued since the last restatement of the Plan; and

Whereas, this Third Amendment is generally effective January 1, 2008, certain provisions are retroactively effective, as specifically noted herein. In cases when provisions are identified as retroactively effective, the Plan has been administered in a manner consistent with such changes at all times on and after such effective dates.

Now, therefore, the Plan is amended in the following particulars:

1.	By replacing section 2.19 with the following:

“2.19 Marriage and Spouse
The term “marriage” or “married” means only a legal union (including a common law marriage) between one man and one woman as husband and wife and the term “spouse” refers only to an individual of the opposite sex who is a husband or wife.”

2.	Add the following as a new subsection 4.01(a)(iv):

“(iv)
Further, in no event shall a Participant accrue Future Service Retirement Income with respect to any Year of Service in which the Participant meets the definition of Highly Compensated Employee as set out in Code section 414(q) and the regulations thereunder.”

3.	By replacing subsection 4.06(h) with the following:

“For purposes of this section 4.06 and effective for annuity starting dates on or after January 1, 2008, lump sum distributions (or any other form of benefit determined to be a “decreasing annuity” based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and the IRS Interest Rate as follows:

(a)	Post-2007 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date on or after January 1, 2008, the IRS Mortality Table and IRS Interest Rate shall be determined as follows:

(1)
IRS Mortality Table. The term “IRS Mortality Table” means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will be the table published in Revenue Ruling 2007-67. For the 2009-2013 Plan Years, such mortality table will be the appropriate table published in IRS Notice 2008-85.

(2)
IRS Interest Rate. The term “IRS Interest Rate” means the interest rate determined by using a weighted average of the 30 year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve “spot” rates (without regard to a 24 month average). The weighted average is determined as follows:

(A)	2008: 80% 30-yr Treasury; 20% segment rates;

(B)	2009: 60% 30-yr Treasury; 40% segment rates;

(C)	2010: 40% 30-yr Treasury; 60% segment rates;

(D)	2011: 20% 30-yr Treasury; 80% segment rates;

(E)	2012 and later years: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for December of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table.

(b)	Pre-2008 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date prior to January 1, 2008, the IRS Interest Rate shall be determined as follows:

The Term “IRS Interest Rate” means, for the Plan Year in which the Annuity Starting Date falls, the annual rate, as published by the United States Government, equal to the average yield on 30-year Treasure Constant Maturities (unrounded), for the first calendar month preceding the first day of the Plan Year during which the Annuity Starting Date occurs, or such other rate that may be prescribed by the Internal Revenue Service in lieu of such average yield.”

4.	By replacing section 4.12 with the following:

“Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credits with respect to qualified military service will be provided in accordance with the mandatory provisions of section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act (USERRA), provided the Participant returns to employment with the Employer in accordance with USERRA. Effective for deaths occurring on or after January 1, 2007, if a Participant dies while on qualified military leave, as defined under USERRA, his benefit hereunder will be determined as if he resumed employment with the Employer and died immediately thereafter.”

5.	By adding the following as a new section 7.02:

“7.02 Restrictions Due to Funded Status
Notwithstanding any other provision of the Plan, and effective on or after January 1, 2008, the amount of benefit that may be accrued under the Plan and the form of benefits payable under the Plan may be restricted from time to time pursuant to Code section 436 and ERISA section 206, for the period required under such sections, due to the funded status of the Plan. Restrictions may also apply in the event the Employer files for bankruptcy protection and the Plans funded status is below a certain level.”

6.	By adding the following as a new last sentence of subsection 12.02(a):

“Effective for distributions after December 31, 2006, the non-spouse beneficiary of an Employee or former Employee is a Distributee. Distributions made after December 31, 2007 may be rolled over directly into a Roth IRA. For tax years beginning prior to January 1, 2010, certain income and filing status restrictions may limit a Participant’s ability to make a rollover directly to a Roth IRA.”

* * * * * * * * * *

In Witness Whereof, Dynamics Corporation of America has caused this Amendment to be signed on its behalf and attested by its duly authorized officers this ____ day of ___________________, 2009.

Dynamics Corporation of America

Attest:	By: _________________________
By: ____________________________	Its: _________________________
Its: ____________________________
(Corporate Seal)

+++++++++++++++++++++++++++++++++++++++